UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2023

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	NYSE American LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	NYSE American LLC

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on January 17, 2023, Athena Consumer Acquisition Corp. (“Athena”) issued an unsecured promissory note (the “Working Capital Note”) to the sponsor of Athena, Athena Consumer Acquisition Sponsor LLC (the “Sponsor”), providing for borrowings from time to time by Athena for working capital purposes up to an aggregate principal amount of $400,000.00.

On May 19, 2023, Athena and the Sponsor entered into an amendment and restatement to the Working Capital Note (the “A&R Note”) in order to increase the aggregate principal amount of borrowings by Athena to an aggregate principal amount of up to $600,000.00. The other terms of the Working Capital Note remain unchanged. Accordingly, following the closing of Athena’s initial business combination, the Sponsor may elect to convert all or any portion of the unpaid principal balance of the Note, up to $600,000.00, into units of the post-business combination entity at $10.00 per unit, with each unit being identical to the private placement units sold to the Sponsor in connection with Athena’s initial public offering.

The foregoing description is qualified in its entirety by reference to the A&R Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events

On May 22, 2023, Athena issued a press release announcing that its board of directors (the “Board”) has elected to extend the date by which Athena has to consummate a business combination (the “Deadline Date”) from May 22, 2023 for an additional month to June 22, 2023, the fifth of six potential one-month extensions of the Deadline Date available to Athena.

Athena’s Second Amended and Restated Certificate of Incorporation (the “Charter”) provides Athena the right to extend the Deadline Date six times for an additional one month each time (each, an “Extension”), from January 22, 2023, the initial Deadline Date, to up to July 22, 2023. As previously disclosed, (1) in January 2023, the Board had implemented a first Extension and had extended the initial Deadline Date to February 22, 2023, (2) in February 2023, the Board had implemented a second Extension and had further extended the Deadline Date to March 22, 2023, (3) in March 2023, the Board had implemented a third Extension and had further extended the Deadline Date to April 22, 2023, and (4) in April 2023, the Board had implemented a fourth Extension and had further extended the Deadline Date to May 22, 2023.

On May 19, 2023, pursuant to the Charter, the Board determined to implement a fifth Extension to allow additional time for Athena to complete its initial business combination. In connection with the fifth Extension and pursuant to an unsecured promissory note Athena and the Sponsor entered into on January 17, 2023, the Board delivered to the Sponsor a written request to draw down $112,691.48 for the fifth month of the Extension. On May 22, 2023, the Sponsor deposited $112,691.48 into Athena’s trust account in connection with the fifth Extension.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Working Capital Promissory Note, dated May 19, 2023, between Athena Consumer Acquisition Corp. and Athena Consumer Acquisition Sponsor LLC.
99.1	Press Release, issued May 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: May 22, 2023

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